May 2006

This presentation contains forward-looking statements. Such
forward-looking statements are based on information
available at the time of the preparation of this presentation and on management's good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed herein. Important factors that could cause
such differences are described in the Company’s periodic
filings with the Securities and Exchange Commission,
including the Company’s Registration Statement on Form
S-3, Form 10-K and quarterly reports on Form 10-Q. The
Company assumes no obligation to update forward looking
information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking
information.
Safe Harbor Statement

  1. Strengths and Weaknesses of the Mortgage REIT Business Model (Page 4)
 2. Making the Mortgage REIT Business Model Better (Page 12)
»
Corporate Mission and Long Term Goal
»
Diversity, Diversity, Diversity
»
Board and Management are Large Shareholders
»
The Strategic Thinking Behind the OFS Acquisition
 3. Capital Structure  (Page 18)
 4. Capital Allocation and the Relationship Between the REIT and the Taxable
REIT Subsidiary (“TRS”)  (Page 19)
 5.  Opteum Financial Services (Page 20)
 6.  The REIT Portfolio (Page 27)
»
8K Released 5/8/2006
 7.  Analyst Estimates for OPX (Page 37)
Table of Contents

Strengths and Weaknesses of the
Mortgage REIT Business Model

▪
Biggest Strength
»
Permanent Equity to Invest in Fixed Income Instruments and
Expand an Origination Platform through Various Business Cycles
▪
Stock Price can go Down, but that does not Force the Investment Manager to Sell
Assets and take Permanent Losses to Book Value.
▪
Hedge Fund Investors often times Withdraw their Funds at Precisely the Moment when they should be Buying, Forcing the Hedge Fund Manager to Sell at the Wrong Time.

▪
Biggest Weaknesses
»
Lack of Diversity
▪
Assets, Sources of Income, Sources of Funds, Channels of Origination.
▪
Many Mortgage Companies and REITs are Founded by Originators who Lack Financial
Expertise nor are they Asset Managers.
»
Event Risk
▪
Margin Calls

Fed Funds Target Rate Since OPX IPO 9/15/04
5.50%
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
Increase since September 15, 2004 is 3.50% or 350 basis points
Aug-04
Sep-04
Oct-04
Nov-04
Dec-04
Jan-05
Feb-05
Mar-05
Apr-05
May-05
Jun-05
Jul-05
Aug-05
Sep-05
Oct-05
Nov-05
Dec-05
Jan-06
Feb-06
Mar-06
Apr-06
May-06

Optcum

Data Provided By Bloomberg
Strengths and Weaknesses of the Mortgage REIT
Business Model: Fed Funds Target Rate

Treasury Yields & LIBOR Rates Since January 1, 2004

10 Yr Treasury Yield
2 Yr Treasury Yield
1M LIBOR
Interest Rates (%)
6
5
4
3
2
1
0
Jan-04
Feb-04
Mar-04
Apr-04
May-04
Jun-04
Jul-04
Aug-04
Sep-04
Oct-04
Nov-04
Dec-04
Jan-05
Feb-05
Mar-05
Apr-05
May-05
Jun-05
Jul-05
Aug-05
Sep-05
Oct-05
Nov-05
Dec-05
Jan-06
Feb-06
Mar-06
Apr-06
May-06
Date
2 Yr Treasury
10 Yr Treasury
1M LIBOR

Optcum

Data Provided By Bloomberg
Strengths and Weaknesses of the Mortgage REIT
Business Model: Interest Rates

Swap Spreads Since January 1, 2004

Mortgage Basis = FN30 Current Coupon - 10 Yr Swap
10 Yr Swap Spread
5 Yr Swap Spread
2 Yr Swap Spread
Swap Spread (bps)
90
80
70
60
50
40
30
20
10
0
Jan-04
Feb-04
Mar-04
Apr-04
May-04
Jun-04
Jul-04
Aug-04
Sep-04
Oct-04
Nov-04
Dec-04
Jan-05
Feb-05
Mar-05
Apr-05
May-05
Jun-05
Jul-05
Aug-05
Sep-05
Oct-05
Nov-05
Dec-05
Jan-06
Feb-06
Mar-06
Apr-06
May-06
Date
2 Yr Swap Spread
5 Yr Swap Spread
10 Yr Swap Spread
Mortgage Basis

Data Provided By Bloomberg
Strengths and Weaknesses of the Mortgage REIT
Business Model: Swap Spreads

OPX Net Interest Spread Since OPX IPO
Net Interest Spread
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
-0.25%
Q3 2004
Q4 2004
Q1 2005
Q2 2005
Q3 2005
Q4 2005
Q1 2006
Average Net Interest Spread
End of Quarter Net Interest Spread (Snapshot Spread)

Strengths and Weaknesses of the Mortgage REIT
Business Model: Net Interest Spread

Percentage Change in Stock Price Since OPX IPO 9/15/04

20.0%
10.0%
0.0%
-10.0%
-20.0%
-30.0%
-40.0%
-50.0%
-60.0%
-70.0%
Percentage Change in Stock Price
AHM
TMA
MHL
HMB
MFA
NLY
RWT
ANH
LUM
CMO
OPX
NTR
IMH
Average = -27%
Active Originator REITs
RMBS REITs
Prices as of 5/12/06

Data Provided By Bloomberg
Strengths and Weaknesses of the Mortgage REIT
Business Model: Stock Prices Reflect Fed Funds

Comparison of Dividends Payable per Quarter
Dividends Payable per Share ($)
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
Q3 2004
Q4 2004
Q1 2005
Q2 2005
Q3 2005
Q4 2005
Q1 2006
Active Originator Peer Group Average Change = -6%
RMBS Peer Group Average Change = -83%
AHM
RWT
TMA
HMB
MHL
IMH
NTR
OPX
NLY
MFA
LUM
ANH
CMO

Optcum

Data Provided By Bloomberg
Strengths and Weaknesses of the Mortgage REIT Business Model:
Origination REITs Maintain Dividends Longer than RMBS REITs

Comparison of Annualized Return on Equity per Quarter
22.0%
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Q3 2004
Q4 2004
Q1 2005
Q2 2005
Q3 2005
Q4 2005
Q1 2006
ROE
IMH
HMB
AHM
MHL
NTR
TMA
OPX
NLY
LUM
MFA
RWT
CMO
ANH

Data Provided By Bloomberg and FlagStone Securities
Annualized Q3 2004 - Q1 2006 Average
Active Originator Peer Group = 13.4%
RMBS Peer Group = 9.2%
Opteum = 12.4%
Return on Equity defined as annualized dividends divided by average book value.
Strengths and Weaknesses of the Mortgage REIT Business Model:
Despite Rising Rates, ROEs Have Been Relatively Stable

Making the Mortgage REIT Business Model Better:
Corporate Mission and Long Term Goal
Clearly Defined Corporate Mission
▪
“Provide Superior Returns to our Shareholders.”
»
Protect Ultimate Book Value.
»
Stable Returns over Time.

If we achieve our Corporate Mission, we will be able
 to achieve our Corporate Long Term Goal.

Clearly Defined Long Term Goal
▪
“Attract, Retain, and Grow Equity Capital.”

Making the Mortgage REIT Model Better:
Diversity, Diversity, Diversity
Diversity is Inherent in Everything We Do

▪
Diverse Business Model in our Core Competences
»
Mortgage Origination Platform – Three Origination Channels, Over
100 Products, Geographic Diversity.
»
Portfolio Management - $3.5 Billion in Assets, 40 Asset Sub-Classes.
»
Liquidity Management – REPO, Margin Waivers, Committed
Facilities, Trust Preferred Debt.

▪
Being Diverse is Key to Avoiding Event Risk
»
Margin Calls – Principal Prepayments, Price Declines.
»
Cash Flow – Some Part of the Portfolio is Always Generating Cash
Flow.
»
Business Cycles – Each Product and Asset Responds Differently to
Changing Business Environments.

Making the Mortgage REIT Business Model Better:
Board and Management are Large Shareholders
                                                                                                      Approximate # of
Shares
▪
Independent Board(1)
675,500
»
Bespolka, Hendricks, Kaplan, Mortenson, Ortale
•
Self, Spouse, Children, Trusts
▪
Senior Management(1,2)
3,755,000
»
Zimmer, Cauley, Norden, Levine, Floyd
•
Self, Spouse, Children, Trust
s
▪
13 Other Senior Employees(1,2)344,000

Total # of Shares =  4,774,500
Approximate Current Value of $40,000,000 as of
5/12/2006

Ownership Position Equals ~19% Of All Classes of Shares Outstanding

No Board Member, Management Personnel, or Employee Referred to on this Page has Sold any Shares of OPX since Inception of the Company and through 5/12/2006

Notes:
(1) Includes all Issued or Fully Vested Class A, Preferred A, and Class B Shares
(2) Includes Shares Paid as Past Compensation Vesting Between May 2006 though 2008

All Data as of 5/12/06

Making the Mortgage REIT Business Model Better:
The Strategic Thinking Behind the OFS Acquisition
▪
Diversify Sources of Revenue, Yet within Opteum’s Core Area of Competence.
»
Decrease Reliance of RMBS Portfolio Arbitrage on Federal Reserve Rate Decisions.

▪
High Teens ROE Potential is Accretive to REIT Investment Opportunities.

▪
Purchase Price was Very Fair, if not Cheap.
»
Price was approximately “Book Value” at a time when the Publicly Traded Peer Group
Multiples were 1.3x to 2.2x book.
»
Book Value Consists of Mortgage Servicing Rights and Residuals.
»
The Mortgage Banking Operation was Essentially “Free.”

▪
Executive Expertise – Experience is Key to Avoiding Event Risk.
»
Top Three OFS Managers Each have Between 18 and 28 Years of Origination Experience.
»
100% Stock Deal – Only 20% of OFS Management’s OPX Stock can be Sold within First
Three Years.
»
OFS Managers Have Purchased More Shares in the Open Market Since the Transaction
was Announced.

▪
OFS is Nearing the Point in Their Lifecycle (sometime in mid-2007) where Cash
Flow from Operations will be Sufficient to Sustain Organic Growth.

Percentage of Median Price/Book of Active Originator Group to Median Price/Book of RMBS Group

RMBS Group
NLY
ANH
OPX
CMO
LUM
MFA
Active Originator Group
AHM
HMB
MHL
NTR
IMH
RWT
TMA
200%
180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
1998 - 2002
Average = 0.98
2003 - Present
Average = 1.35
1998 - Present
Average = 1.15
As of
5/12/06
12/31/1998
12/31/1999
12/31/2000
12/31/2001
12/31/2002
12/31/2003
12/31/2004
12/31/2005

Optcum

Data Provided By FlagStone Securities
Price to Book Ratios for RMBS (Portfolio Only)
REITs
and REITs with Origination Platforms (Active/Prime)

Median Price to Book Ratio of Active Originator Group

3
2.5
2
1.5
1
0.5
0
Price/Book Ratio
9/30/2004
12/30/2004
3/30/2005
6/30/2005
9/30/2005
12/30/2005
3/30/2006
AHM
HMB
TMA
RWT
MHL
NTR
OPX
MH
Through
5/12/2006

Data Provided By FlagStone Securities
Current Price to Book Ratios for
Active Originator REITs

Capital Structure
Class A Stock Market Capitalization*	$203,789,751
Shares Outstanding: 24,318,586
Share Price: $8.38
Bimini Capital Trust I	$50,000,000
Interest Rate of 7.61%
Bimini Capital Trust II	$50,000,000
Interest Rate of 7.8575%
Total Capital Structure	$303,789,751

Loan to OFS at 11%	$65,000,000
As of 5/12/2006     *Note: 318,388 Class B Shares were issued with dividend and voting rights.

Capital Allocation and the Relationship Between the
REIT and the Taxable REIT Subsidiary (“TRS”)
▪
The Company can Allocate Resources in Three Ways.
1.
Capital to Opteum Financial Services (“OFS”, the Company’s TRS) to Facilitate Growth.
2.
REIT Portfolio Investments.
3.
Corporate Stock Buy-Back at a Discount to Current Book Value.
4.
Q4 2005 - 561,800 Shares Bought at an Average Price of $9.29.
5.
Q1 2006 - 527,300 Shares Bought at an Average Price of $8.50.

▪
OFS (TRS) is Expected to Make a Profit through Their Own Operations.
»
OFS will Securitize in Agency or Private Label Format their Originations and Sell them at the TRS Level.
»
OFS (TRS) will Retain the Mortgage Servicing Rights and the Securitization Residuals.
»
OFS uses Gain on Sale GAAP Accounting.
»
Any GAAP Profit Produced by OFS over at least the Next Few Quarters will be Retained
(Book Value Growth).

▪
The REIT (Opteum Inc.) does Not Currently Anticipate Purchasing OFS
Originations for Portfolio.
»
Exception: Specified Agency Pools.

Opteum Financial Services

The Company’s Mortgage Origination Platform
and
Taxable REIT Subsidiary

Who is OFS?
Opteum Financial Services

▪
OFS is a Paramus, New Jersey Based Mortgage Banker
▪
Founded in 1999 by Peter Norden and Marty Levine
»
28 Years Each in the Mortgage Business (Accounting and Financial Backgrounds)
»
Founded Three Mortgage Companies Previously
▪
Diversified Originator
»
Three Channels of Originations
»
Retail – 1/3
»
Wholesale – 1/3
»
Conduit – 1/3
»
All Loan Products Originated
»
Prime ‘A’
»
Alt-A – 62% of 2005 Originations
»
Expanded A-
»
Subprime – All sold, servicing released, for cash
»
Originate Loans Through Builders and Realtors
»
Not a REFI Shop
»
Loans Originated in 47 States in 2005
»
Over 1,000 Employees with 35 Offices
▪
Expansion Through Selectively Adding New Offices with Seasoned
Mortgage Loan Officers

Wholesale Division:
Regional Offices (2)
Branch Offices (4)

Retail Division:
Branch Offices (30)

Conduit Division:
National Office (1)

The Origination Platform: Opteum Financial
Services

▪
 OFS no longer securitizes Subprime products (starting with OPMAC 2005-2).
▪
 OFS sells 100% of it’s Subprime Originations Servicing Released.
▪
 OFS no longer securitizes second mortgages (the last one in OPMAC 2005-2).
	2005			2006 (Through 3/31/06)
Product	# of Loans	Loan Amount	% of Total	# of Loans	Loan Amount	% of Total
FNMA / FHLMC	2,784	508,751,552	7.6%	798	151,987,479	11.8%
FHA / VA	1,682	245,493,826	3.6%	384	60,494,764	4.7%
Non-Conforming	1,084	343,155,332	5.1%	174	52,816,540	4.1%
Prime ARM	518	106,226,617	1.6%	25	6,536,262	0.5%
ALT-A	15,438	4,202,591,998	62.4%	2,656	785,015,215	60.8%
Expanded A- / Subprime	2,880	701,699,259	10.4%	390	79,625,969	6.2%
Second Liens	7,184	385,583,161	5.7%	1,151	72,505,012	5.6%
Negative Am ARM	50	17,332,919	0.3%	8	2,342,550	0.2%
Brokered Loan	1,430	226,854,353	3.4%	400	78,946,316	6.1%
TOTAL	33,051	6,737,689,017	100.0%	5,986	1,290,270,107	100.0%
OFS Production Summary

Opteum Financial Services
Loan Production by Channel through March 31, 2006
Through 3/31/06 - $1,290M
2006 Projection - $7,050M
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
-
Total Loan Amount (000's)
$526M
$1,481M
$3,038M
$5,136M
$6,486M
2001
2002
2003
2004
2005
2006
Fiscal Year
Retail
Wholesale
Conduit

OFS Origination Production by Channel
Actual Conduit Results May Vary Greatly Based on Market Conditions

OFS Issuance Summary By Deal Name
Name	UPB Issue Amount	Gross WAC	Net WAC	WALTV	WACLTV	WA Fico
HMAC 2004-1	309,846,147	6.114	5.634	81.64	84.67	683
HMAC 2004-2	387,791,245	5.559	5.296	77.35	81.32	692
HMAC 2004-3	417,055,302	5.529	5.244	77.00	81.89	692
HMAC 2004-4	410,125,325	5.960	5.620	79.60	84.72	690
HMAC 2004-5	413,874,752	6.161	5.864	79.34	85.15	690
HMAC 2004-6	761,026,691	6.255	5.936	81.30	87.56	686
OPMAC 2005-1	802,625,137	6.077	5.792	78.10	85.18	688
OPMAC 2005-2	883,988,562	5.927	5.642	75.99	84.13	693
OPMAC 2005-3	937,116,704	6.067	5.796	75.56	84.61	699
OPMAC 2005-4	1,321,738,004	6.203	5.923	75.57	85.09	701
OPMAC 2005-5	986,662,596	6.209	5.918	74.05	82.35	702
OPMAC 2006-1	934,441,048	6.429	6.141	72.53	83.12	704
Total Issuance	8,566,291,513	6.099	5.806	76.60	84.28	695

Provider	Commitments
Inter-Company Loan
REIT Loan to OFS (10 Year Fixed Rate at 11%)	$ 65,000,000
Warehouse Lines
GMAC – RFC (Committed)	$ 100,000,000
UBS (Uncommitted)	$ 750,000,000
Colonial Bank – Syndication (Committed)	$ 284,500,000
JP Morgan (Committed)	$ 150,000,000
Aggregation Line
Greenwich (Repo Facility)	$ 200,000,000
Citigroup	$ 1,500,000,000
Residual Financing Line
Citigroup	$ 50,000,000
Proposed Syndication
JP Morgan Chase (Committed)	$ 1,000,000,000
OFS Credit Facilities and Sources of Capital

The REIT Portfolio

The REIT Portfolio

▪
The REIT Currently owns Agency Mortgage Related Securities.
»
Very Little Credit Risk.
▪
Diversification Across Various Types of Low-Duration Assets.
»
There is Always Cash Flow from Some Type of Mortgage, Even When other Types are
Not Generating Cash Flow.
»
Low-Duration Assets have Historically Exhibited Low Price Volatility.
»
Diversification Limits Potential Volatility from Overexposure to any One Asset Class.
1.
Adjustable Rate Securities  (those that reset within 12 months)
2.
CMO Structured Monthly Resetting Floaters
3.
Hybrid ARMS and Balloons
4.
Fixed Rate Assets  (specified pools, sequential CMO’s, agency debt - with low durations)
5.
Cash (Opteum typically has 40% of its equity in cash, especially prior to monthly bond factor and prepayment release)
▪
Leverage, Defined as Debt to Equity, Typically Ranges from 8x - 12x.
▪
Portfolio Constructed with the Aim of Performing Well in Both Rising and Falling Interest Rate Environments.
»
Inelastic Borrowers and Adjustable Rate Assets.

How does Opteum Effectively Address Weaknesses in the
Mortgage REIT Investment Portfolio Model and Make it Better?
1.
Cash Management and Committed Funding Agreements.
•
$1.65 Billion in Committed Lines
•
Two Principal Prepay Margin Waiver Contracts Totaling $150 Million
•
Typically, 40% of Equity in Cash Prior to Factor Releases
1.
True Quantitative Risk Management – Basel Accord.
2.
Diversification – Portfolio is Diversified across Many Classes of Low-Duration,
Low- Price Volatility, Agency Mortgage Related Assets.
•
Over 40 Subset Types of Loans
•
Weakness of Hybrid Mortgage Investment Model
•
Inelastic Borrowers
1.
Loan Level Detail Analysis – CPR-CDR Technologies.
•
Top of The Pear Tree
1.
Full Transparency – Portfolio Released Every 6 Weeks, 8-K Releases.
2.
Repo & Settlement Outsourcing – Experts, Fail Rates, Reverse Margin Calls.
3.
Application of Best Practices – In Everything We Do.

UNAUDITED as of [illegible]

Opteum Inc. - Asset Information
This Table Reflects All Transactions. Prices Used Are Internally Generated.

Valuation

Asset Category		Market Value	As a Percentage of Mortgage Assets	As a Percentage of Mortgage Assets, Cash and P&I Receivable
Adjustable Rate Mortgage Backed Securities (1)	$	2,224,107,360	62.70%	59.51%
Hybrid Adjustable Rate Mortgage Backed Securities	$	595,054,400	16.60%	16.05%
Fixed Rate Mortgage Backed Securities	$	541,070,453	15.25%	14.46%
Fixed Rate Agency Debt	$	79,115,735	2.23%	2.12%
Fixed Rate CMO	$	61,888,240	1.74%	1.65%
Balloon Maturity Mortgage Backed Securities	$	44,640,123	1.26%	1.20%
Total: Mortgage Assets (2)	$	3,547,075,304	100.00%	
Total Cash and Net Short-Term Receivables	$	126,376,472		3.38%
Cash out on Margin (Encumbered Cash)	$	-		0.00%
Long-Term Receivables From Opteum Financial Services	$	65,000,000		1.74%
Total: All Assets	$	3,737,452,776		100.00%

Note: The Value of Securities in the Box (Unencumbered) is $50,463,387

(1) Adjustable Rate MBS are those that reset coupons within one year's time.
(2) This includes Forward Settling Purchases. There are no Forward Settling Sales as of [illegible].

Prepayment Speeds

Asset Category	Weighted Average One Month Prepayment Speeds (CPR)	Weighted Average Three Month Prepayment Speeds (CPR)
Adjustable Rate Mortgage Backed Securities	32.70%	34.40%
Hybrid Adjustable Rate Mortgage Backed Securities	22.76%	23.77%
Fixed Rate Mortgage Backed Securities	15.95%	20.66%
Fixed Rate Agency Debt	0.10%	14.66%
Fixed Rate CMO	25.15%	23.41%
Balloon Maturity Mortgage Backed Securities	11.65%	14.06%
Total: Mortgage Assets	27.28%	28.50%

On May 5, 2008 Prepayment Speeds were released for paydowns occurring in April 2008 (February - April for three month speeds). The numbers above reflect that data.

Portfolio Price and Duration

Weighted Average Purchase Price	$	102.34
Weighted Average Current Price	$	100.49
Modeled Effective Duration		1.446

Characteristics

Asset Category	Weighted Average Coupon	Weighted Average Lifetime Cap	Weighted Average Periodic Cap Per Year (3)	Weighted Average Coupon Reset (In Months)	Longest Maturity	Weighted Average Maturity (In Months)
Adjustable Rate Mortgage Backed Securities (3)	4.88%	10.33%	1.54%	5.17	1-Apr-44	331
Hybrid Adjustable Rate Mortgage Backed Securities	4.42%	9.87%	1.87%	17.50	1-Nov-36	334
Fixed Rate Mortgage Backed Securities	6.01%	n/a	n/a	n/a	1-Apr-38	277
Fixed Rate Agency Debt	4.00%	n/a	n/a	n/a	28-Feb-10	46
Fixed Rate CMO	5.53%	n/a	n/a	n/a	25-Jul-34	331
Balloon Maturity Mortgage Backed Securities	4.06%	n/a	n/a	n/a	1-Feb-11	44
Total: Mortgage Assets	4.87%	10.23%	1.60%	7.80	1-Apr-44	313

(3) 26.4% ([illegible]) of The Adjustable Rate Mortgage Portfolio Have No Periodic Caps. These assets are excluded from the weighted average periodic cap per year calculation.

Agency		Market Value	As a Percentage of Mortgage Assets
Fannie Mae	$	2,378,481,840	67.06%
Freddie Mac	$	632,221,760	17.82%
Ginnie Mae	$	536,371,704	15.12%
Total Portfolio	$	3,547,075,304	100.00%

Pool Status		Market Value	As a Percentage of Mortgage Assets
Whole Pool	$	2,285,547,076	64.43%
Non Whole Pool	$	1,261,528,228	35.57%
Total Portfolio	$	3,547,075,304	100.00%

REIT Current Portfolio Holdings

UNAUDITED as of 6/6/2005

	Internally Generated Market Value	% of Asset Class	% of Total Mortgage Assets
Adjustable Rate Mortgages			
One Month LIBOR	$31,471,633	1.42%	0.89%
Moving Treasury Average	$51,036,336	2.34%	1.46%
Cost Of Funds Index	$377,720,046	16.98%	10.65%
Six Month LIBOR	$183,796,613	8.26%	5.18%
Six Month CD Rate	$2,647,266	0.13%	0.06%
One Year LIBOR	$640,606,707	28.80%	18.06%
Conventional One Year CMT	$603,463,606	27.13%	17.01%
FHA and VA One Year CMT	$326,096,602	14.66%	9.19%
Other	$126,376,472	5.64%	3.53%
Total ARMs	$2,343,219,547	105.36%	66.06%
Hybrid ARMs			
Generic Fannie or Freddie Hybrid ARMs			
13 - 18 Months to First Reset	$329,164,327	55.22%	9.28%
19 - 24 Months to First Reset	$23,461,266	3.94%	0.66%
25 - 36 Months to First Reset	$42,300,210	7.11%	1.20%
37 - 48 Months to First Reset	$0	0.00%	0.00%
Total	$395,024,803	66.27%	11.14%
Agency Alt-A Hybrid ARMs			
13 - 18 Months to First Reset	$7,463,106	1.25%	0.21%
19 - 24 Months to First Reset	$7,572,529	1.27%	0.21%
25 - 36 Months to First Reset	$10,874,326	1.82%	0.31%
37 - 47 Months to First Reset	$1,256,066	0.21%	0.04%
Total	$27,367,018	4.55%	0.77%
GNMA Hybrid ARMs			
13 - 24 Months to First Reset	$166,666,831	27.96%	4.70%
25 - 36 Months to First Reset	$7,186,047	1.21%	0.20%
Total	$173,872,878	29.17%	4.90%
Total Hybrid ARMs	$596,064,400	100.00%	16.80%

	Internally Generated Market Value	% of Asset Class	% of Total Mortgage Assets
Balloons			
<= 4.0 Years to Balloon Date	$34,676,890	77.78%	0.98%
4.01 - 5.0 Years to Balloon Date	$9,954,233	22.22%	0.28%
5.01 - 5.5 Years to Balloon Date	$0	0.00%	0.00%
Total Balloons	$44,640,123	100.00%	1.26%
Fixed Rate Agency Debt			
4.5yr Stated Final Maturity	$79,116,735	100.00%	2.23%
Total Fixed Rate Agency Debt	$79,116,735	100.00%	2.23%
Fixed Rate CMOs			
Fixed Rate CMOs	$61,666,240	100.00%	1.74%
Total Fixed Rate CMOs	$61,666,240	100.00%	1.74%
Fixed Rate Assets			
10yr Other (Seasoned, Low Avg Bal, Low FICO, etc.)	$1,798,410	0.33%	0.05%
15yr $85,000 Maximum Loan Size	$66,766,196	12.34%	1.88%
15yr $100,000 Maximum Loan Size	$4,483,644	0.83%	0.13%
15yr 100% Investor Property	$596,040	0.11%	0.02%
15yr 100% FNMA Expanded Approval Level 3	$712,082	0.13%	0.02%
15yr 100% Alt-A	$36,666,636	6.76%	1.03%
15yr Geography Specific (NY, FL, VT, TX)	$1,607,516	0.30%	0.05%
15yr Other (Seasoned, Low Avg Bal, Low FICO, etc.)	$23,933,046	4.42%	0.67%
20yr Other (Seasoned, Low Avg Bal, Low FICO, etc.)	$1,081,074	0.20%	0.03%
20yr 100% Alt-A	$764,722	0.14%	0.02%
30yr $85,000 Maximum Loan Size	$184,966,866	34.18%	5.21%
30yr $100,000 Maximum Loan Size	$35,864,026	6.62%	1.01%
30yr 100% Investor Property	$6,047,062	1.12%	0.17%
30yr 100% FNMA Expanded Approval Level 3	$43,303,041	8.00%	1.22%
30yr 100% Alt-A	$32,236,714	5.96%	0.91%
30yr Geography Specific (NY, FL, VT, TX)	$3,953,323	0.73%	0.11%
30yr 100% GNMA Builder Buydown Program	$4,660,601	0.86%	0.13%
30yr Other (Seasoned, Low Avg Bal, Low FICO, etc.)	$91,774,276	16.96%	2.59%
Total Fixed Rate Collateral	$541,076,453	100.00%	15.25%

Total (All Mortgage Assets)	$3,547,075,304	103.38%
Total Cash and Short-Term Receivables	$125,375,472	
Long-term Receivables From CFS	$65,000,000	
Total Assets and Cash	$3,737,450,776	

Total Forward Settling Purchases	$125,860,288

REIT Current Portfolio Holdings in More Detail

Opteum Inc. Coupon Reset Schedule
Opteum's Total Outstanding Current Face as of 5/5/2006
(Entire Portfolio, Assumes No Paydowns)
% of Total Portfolio (Current Outstanding Face)
25%
20%
15%
10%
5%
0%
Jun-06
Jul-06
Aug-06
Sep-06
Oct-06
Nov-06
Dec-06
Jan-07
Feb-07
Mar-07
Apr-07
May-07
Jun-07
Jul-07
Aug-07
Sep-07

Opteum

REIT ARM Reset Schedule

Unaudited Funding Information as of 5/5/2006

Repurchase Counterparties		Dollar Amount of Borrowings	Weighted Average Maturity in Days	Longest Maturity
Deutsche Bank (1)	$	1,078,021,000	37	11-Oct-06
JP Morgan Secs	$	657,327,559	31	28-Jul-06
WAMU	$	463,944,000	8	2-Jun-06
Nomura	$	302,894,000	84	18-Sep-06
Goldman Sachs	$	147,145,000	67	27-Jul-06
UBS Securities	$	139,152,000	53	19-Oct-06
Morgan Stanley	$	130,321,798	15	30-May-06
Merrill Lynch	$	113,329,000	42	3-Jul-06
BNP Paribas	$	93,753,250	68	6-Oct-06
Cantor Fitzgerald	$	58,408,000	8	25-May-06
Lehman Bros	$	56,782,000	54	28-Jun-06
RBS Greenwich Capital	$	42,080,000	60	5-Jul-06
Bear Stearns	$	37,265,000	39	7-Jul-06
Countrywide Secs	$	36,665,000	20	26-May-06
Daiwa Secs	$	19,732,000	63	7-Jul-06
Total	$	3,376,819,607	38	19-Oct-06
Total Forward Settling Purchases Without Commited Repo Terms		125,850,286		
Estimated Haircut (at 3%)		3,775,509		
Estimated Forward Borrowings		122,074,778		
Est Total Borrowing	$	3,498,894,385		

(1) Includes $507 Million floating rate repo obligations

Optcum

Opteum (REIT) Liabilities

Prepayment Report as of 5/5/2006

	Apr 1mth CPR (%)*	Mar 1mth CPR (%)**	Feb 1mth CPR (%)***	3 mth CPR (%)	6 mth CPR (%)	12 mth CPR (%)
Adjustable Rate Mortgages						
One Month LIBOR	38.19	67.09	40.89	60.77	58.50	56.72
Moving Treasury Average	24.54	13.70	24.63	30.35	29.52	34.68
Cost Of Funds Index	16.40	17.55	9.65	14.68	15.77	17.17
Six Month LIBOR	44.98	39.58	42.96	49.64	51.03	54.26
Six Month CD Rate	0.35	0.37	0.36	0.36	13.18	23.92
One Year LIBOR	40.18	42.44	30.28	41.71	39.46	43.39
Conventional One Year CMT	32.88	34.84	30.24	34.55	34.33	39.47
FHA and VA One Year CMT	29.43	37.40	28.92	32.69	32.43	35.64
National Mortgage Contract Rate	19.79	45.40	1.50	25.06	16.46	20.15
Total ARMs	32.70	33.88	27.73	34.40	34.25	38.14
Hybrid ARMs						
Generic Fannie or Freddie Hybrid ARMs						
13 - 18 Months to First Reset	22.31	26.96	17.25	23.24	20.96	25.70
19 - 24 Months to First Reset	43.15	13.08	4.85	22.41	18.78	NA
25 - 36 Months to First Reset	12.94	24.37	21.18	19.93	14.03	18.76
37 - 60 Months to First Reset	NA	NA	NA	NA	NA	NA
Total	22.57	25.77	16.91	22.80	20.59	24.75
Agency Alt-A Hybrid ARMs						
13 - 18 Months to First Reset	30.77	41.82	22.82	40.60	49.22	54.19
19 - 24 Months to First Reset	0.15	0.07	0.24	0.15	16.86	18.26
25 - 36 Months to First Reset	13.91	16.02	11.03	15.56	12.44	26.30
37 - 60 Months to First Reset	96.24	87.06	84.61	90.92	71.48	NA
Total	19.67	23.96	17.28	24.57	29.63	36.99
[illegible] A Hybrid ARMs						
13 - 24 Months to First Reset	24.69	25.10	24.54	26.37	27.00	28.58
25 - 39 Months to First Reset	0.04	24.10	0.04	8.81	4.52	NA
Total	23.66	25.06	23.54	25.66	26.15	28.58
Total Hybrid ARMs	22.75	25.46	18.98	23.77	23.64	28.58

*April 1 Month CPR %'s are based on factors and speeds released on May 5, 2006
**March 1 Month CPR %'s are based on factors and speeds released on April 7, 2006
***February 1 Month CPR %'s are based on factors and speeds released on March 7, 2006

Optcum

Opteum ARM & Hybrid Prepayment Speeds

Prepayment Report as of 5/5/2006

	Apr 1mth CPR (%)*	Mar 1mth CPR (%)**	Feb 1mth CPR (%)***	3 mth CPR (%)	6 mth CPR (%)	12 mth CPR (%)
Balloons						
<= 4.5 Years to Balloon Date	5.92	8.17	12.03	9.32	10.17	20.25
4.6 - 5.5 Years to Balloon Date	32.06	38.34	16.86	29.64	30.23	34.76
Total Balloons	11.88	15.22	13.16	14.08	15.10	24.02
Fixed Rate Agency Debt						
5yr Bullet Final Maturity	0.19	30.15	10.60	14.58	15.69	23.78
Total Fixed Rate Agency Debt	0.19	30.15	10.60	14.58	15.69	23.78
Fixed Rate Assets						
[illegible] Sequential Fixed Rate CMO †	28.15	28.42	24.14	23.41	24.24	29.89
10yr Other (Seasoned, Low Avg Bal, Low FICO, etc)	26.85	25.12	30.30	27.61	23.62	19.43
15yr $85,000 Maximum Loan Size	14.03	14.05	9.13	13.45	16.13	17.43
15yr $110,000 Maximum Loan Size	0.17	20.28	0.24	7.69	7.36	15.58
15yr 100% Investor Property	0.00	0.00	0.00	0.00	0.36	29.97
15yr 100% FNMA Expanded Approval Level 3	69.04	87.10	0.00	65.82	59.24	61.38
15yr 100% Alt-A	10.68	10.56	10.23	12.13	14.92	20.85
15yr Geography Specific (NY, FL, VT, TX)	0.89	57.83	0.44	30.39	17.86	0.00
15yr Other (Seasoned, Low Avg Bal, Low FICO, etc)	13.02	12.46	14.93	14.14	18.58	23.76
20yr Other (Seasoned, Low Avg Bal, Low FICO, etc)	24.73	0.19	34.80	21.19	27.17	21.67
20yr 100% Alt-A	0.00	0.00	-0.01	0.00	50.72	53.68
30yr $85,000 Maximum Loan Size	12.45	17.24	13.43	17.80	19.87	22.96
30yr $110,000 Maximum Loan Size	11.26	22.71	11.66	17.34	21.06	25.62
30yr 100% Investor Property	18.77	0.04	0.04	8.47	22.72	34.89
30yr 100% FNMA Expanded Approval Level 3	25.28	27.02	38.53	35.06	40.74	45.19
30yr 100% Alt-A	24.41	19.05	35.57	29.00	42.04	48.06
30yr Geography Specific (NY, FL, VT, TX)	18.71	22.70	44.52	33.17	34.45	32.14
30yr 100% GNMA Builder Buydown Program	23.70	27.95	9.16	35.37	40.95	55.56
30yr Other (Seasoned, Low Avg Bal, Low FICO, etc)	21.46	27.98	25.02	27.29	28.99	34.30
Total Fixed Rate Collateral	17.29	20.42	19.05	21.27	24.81	30.05

*April 1 Month CPR %'s are based on factors and speeds released on May 5, 2006

**March 1 Month CPR %'s are based on factors and speeds released on April 7, 2006

***February 1 Month CPR %'s are based on factors and speeds released on March 7, 2006

† - As of May 5, 2006, April paydown and speed not released for fixed rate CMO

Optcum

Opteum Fixed & Balloon Prepayment Speeds

As of
5/15/06
Today’s REIT Investment Opportunities
on Marginal Equity
Net Asset Yield (After Amortization)5.98%
Cost of Funding (3 Month LIBOR)5.21%
Net Interest Spread (NIS)0.77%

NIS x Leverage (11:1)8.47%
Return on Unlevered Equity5.55%
Return on Investment        14.02%

Overhead                   (2.00%)
Funding Contracts/Other Expenses   (0.50%)
Return on Equity
                   11.52%

Analysts Estimates for OPX

Firm	Analyst	Q2 2006 Earning s Estimate	Q3 2006 Earning s Estimate	Year 2006 Earnings Estimate	Date of Most Recent Report	Rating	Year 2006 Dividend Estimate
Deutsche Bank	Steven Laws	$ 0.13	$ 0.17	$0.61	March 22, 2006	Buy	N/A
FIG Partners	Chris Marinac	$ 0.05	N/A	$ 0.24	March 17, 2006	Market Perform	$ 0.28
Friedman Billings Ramsey	Merrill Ross	$ 0.04	$ 0.11	$ 0.39	December 13, 2005	Market Perform	N/A
Hilliard Lyons	Ross Demmerle	$ 0.32	$ 0.34	$ 0.81	March 22, 2006	Neutral	$ 0.44
Cohen Brothers	Alvar Soosaar	N/A	N/A	$ 0.55	May 10, 2006	Buy	$ 1.08
Flagstone Securities	Steve Delaney	$ 0.09	$ 0.12	$ 0.45	March 30, 2006	N/A	$ 0.37
	Average =	$ 0.13	$ 0.19	$ 0.51			$ 0.54

		High	Low	Average
Analysts Estimates for OPX Earnings Including OFS Earnings

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